                                                                   Exhibit 10.46




                                AMENDMENT NO. 5

                                       TO

                         COINSURANCE AGREEMENT 1991-MG

                                    BETWEEN

                       JOHN ALDEN LIFE INSURANCE COMPANY
                   (HEREINAFTER REFERRED TO AS THE "COMPANY")

                                      AND

                            POOL REINSURANCE MEMBERS
                  (HEREINAFTER REFERRED TO AS THE "REINSURER")



IN CONSIDERATION of the mutual covenants and for other good and valuable consideration, the COMPANY and the REINSURER agree to amend this Agreement with an effective date of November 1, 1996:



1. SECTION A, (DEFINITIONS), the term "Expense and Profit Charge" shall be amended to read:

    The "Expense and Profit Charge" for each Accounting Period shall be an amount equal to the applicable percentage below times the net of (a) minus
    (b) where (a) is the Monthly Reinsurance Premium and (b) is the Stop Loss Premium. The applicable percentage is as follows unless modified according to Schedule VI, Part C:


        -------------------------------------------------------------------
         ACCOUNTING PERIODS                                     PERCENTAGE
        -------------------------------------------------------------------
         during 1991                                                 0.10%
        -------------------------------------------------------------------
         1992 through 1996                                           0.80%
        -------------------------------------------------------------------
         1997                                                        0.85%
        -------------------------------------------------------------------
         1998 AND SUBSEQUENT                                         0.80%
        -------------------------------------------------------------------

2.  SECTION E (PAYMENTS BY REINSURER) shall be amended to read:

    Unless specified otherwise, the REINSURER shall pay the COMPANY all Benefits, Expense Allowance, unusual expenses, Stop Loss Premium and Experience Refund due under this Agreement provided however, in consideration of the Stop Loss Premium, if the resulting Combined Ratio would exceed 110% for any Accounting Period, the amount of Benefits reimbursed for such Accounting Period shall be reduced to the extent necessary to produce a Combined Ratio equal to 110%.

    Should the REINSURER incur a loss in 1997, the REINSURER shall pay the COMPANY an amount equal to the maximum of (a) and (b) where:

    a)   is the loss incurred by the REINSURER in 1997 less $5,000,000.

    b)   is zero (0)

For the purpose of this section, a loss is defined as the absolute value of the result of the experience refund calculation under this Agreement if it is negative. If the result of the experience refund calculation is positive, the loss shall be equal to 0.


3.  Schedule VI, Paragraph B, Item 2 shall be amended to read:

    From the effective date of this Agreement through December 31, 1995 the Experience Refund percentage shall be 100%, unless the Combined Ratio equals or exceeds 98.0% for any 12 consecutive Accounting Periods. In the latter event, the Experience Refund, if positive, will be reduced by 50%.

    The Combined Ratio test for 12 consecutive Accounting Periods shall be suspended for the period January 1, 1996 through December 31, 1997. If, as at December 31, 1997 the Combined Ratio equals or exceeds 99% for the preceding 12 Accounting Periods, the Experience Refund percentage shall be reduced by 25%.

    Effective January 1, 1998 the Experience Refund percentage shall be 100%, unless the Combined Ratio equals or exceeds 98.0% for any 12 consecutive Accounting Periods. In the latter event, the Experience Refund, if positive, will be reduced by 50%.
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IN WITNESS WHEREOF, the COMPANY and the REINSURER have by their respective officers executed this Amendment in triplicate on the dates shown below with an effective date of November 1, 1996.


JOHN ALDEN LIFE INSURANCE COMPANY (COMPANY)

By      /s/ ROBERT Li
      -----------------------------------------

Title   V.P. Corporate Actuary                        Witness By     /s/ MEL MIDDELSTAEDT
      -----------------------------------------                   ---------------------------------------------------------------

Date    January 7, 1997                                Date    January 7, 1997
      -----------------------------------------             ---------------------------------------------------------------------



LONDON LIFE INSURANCE COMPANY (REINSURER)

By      /s/ GREGORY MORRISON
      -----------------------------------------

Title   SVP Reinsurance                                Witness By    /s/ MARY ANN MCLAUGHLIN
      -----------------------------------------                   ---------------------------------------------------------------

Date    December 24, 1996                              Date    December 24, 1996
      -----------------------------------------             ---------------------------------------------------------------------


TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY (REINSURER)

By      /s/ DAVID FAIRHALL
      -----------------------------------------

Title   2nd Vice President                             Witness By   /s/ PHILLIP MCHALE
      -----------------------------------------                   ---------------------------------------------------------------

Date    January 6, 1997                                Date   January 6, 1997
      -----------------------------------------             ---------------------------------------------------------------------